UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2022
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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, Singapore 554369
1005 Virginia Dr., Fort Washington, PA 19034
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure
On March 3, 2022, Kulicke and Soffa Industries, Inc. (the “Company”) issued two press releases regarding the matters discussed in Item 8.01 of this Current Report on Form 8-K. Copies of the press releases are furnished as Exhibit 99.1 and 99.2 to this report.
The information furnished in Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01      Other Events
On March 3, 2022, the Company announced that its Board of Directors has declared and authorized a quarterly dividend of $0.17 per share of common stock. The dividend payment will be made on April 11, 2022 to holders of record as of March 24, 2022.
In addition, on March 3, 2022, the Company announced that its Board of Directors increased its current share repurchase program by an additional $400 million, to $800 million, and extended the duration of the program by three years. With this increase and extension, the current repurchase program has a remaining $492.2 million authorization available and will expire on August 1, 2025. Under the share repurchase program, the Company may repurchase shares of its common stock through open market purchases, privately negotiated transactions or otherwise, at prices deemed appropriate by management. The timing and amount of repurchase transactions under this program will depend on market conditions, as well as other corporate and regulatory considerations. The new authorization is effective immediately and may be suspended or discontinued at any time.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 3, 2022 - Dividend Declaration
99.2	Press Release dated March 3, 2022 - Increase Share Repurchase Authorization
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: March 3, 2022	By:	/s/ LESTER WONG
	Name:	Lester Wong
	Title:	Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 3, 2022 - Dividend Declaration
99.2	Press Release dated March 3, 2022 - Increase Share Repurchase Authorization
104	Inline XBRL for the cover page of this Current Report on Form 8-K